UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

ZAGG INC

(Exact name of registrant as specified in charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Drive, Suite 500 Midvale, Utah 84047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the annual meeting of stockholders of ZAGG Inc (the “Company”) held on June 22, 2017 (the “Annual Meeting”), the stockholders of the Company approved the Company’s Amended and Restated 2013 Equity Incentive Award Plan (the “Amended Plan”). The Amended Plan modifies the Company’s original 2013 Equity Incentive Award Plan to, among other things, (1) prohibit shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) subject to expired, terminated or lapsed options or stock appreciation rights from returning to the pool of shares available for grant of an award under the Amended Plan, (2) increase the maximum number of shares of Common Stock that may be granted to any one participant during a one-year period to 600,000, (3) expressly provide for “net exercise” as an acceptable form of payment of the exercise price of a stock option under the Amended Plan, (4) provide that no award may vest or become exercisable (as applicable) until at least 12 months after the grant date, subject to an exception for up to 5% of the shares of Common Stock authorized for issuance under the Amended Plan which may be subject to awards that do not meet such vesting or exercisability (as applicable) requirements, (5) prohibit the Company from buying back outstanding stock options or stock appreciation rights, (6) clarify the rights of participants with respect to shares of Common Stock subject to awards granted under the Amended Plan prior to vesting of the award and/or issuance of such shares, and (7) make other technical or otherwise non-material revisions thereto.

A copy of the Amended Plan is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference. The foregoing summary is qualified in its entirety by the complete terms and conditions of the Amended Plan. A description of the material terms of the Amended Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 22, 2017, the Company held the Annual Meeting virtually at www.virtualshareholdermeeting.com/ZAGG. At the Annual Meeting, stockholders (1) elected the five nominees identified in the table below to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) approved, on an advisory basis, the compensation paid to the Company’s named executive officers, and (4) approved the Amended Plan as set forth in the Proxy Statement.

The total number of shares present in person or by proxy was 23,460,860 shares or 84% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The following is a tabulation of the votes with respect to each of the proposals:

1.       Election of Directors:

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Abstained	Broker Non-Votes
Randall L. Hales	17,777,980	677,261	6,606	4,999,013
Cheryl A. Larabee	17,750,299	707,566	3,982	4,999,013
E. Todd Heiner	17,670,223	787,238	4,386	4,999,013
Daniel R. Maurer	17,749,615	705,645	6,587	4,999,013
P. Scott Stubbs	17,669,616	785,627	6,604	4,999,013

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2.       Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
22,638,515	798,859	23,486	-

3.       Advisory vote on the compensation of the Company’s named executive officers:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
17,343,478	695,142	423,227	4,999,013

4.       Proposal to approve the Amended and Restated 2013 Equity Incentive Award Plan:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
9,605,090	8,740,866	115,891	4,999,013

Item 8.01.	Other Events.

At the Annual Meeting, management of the Company provided a presentation regarding the Company’s performance during the prior fiscal year and interim period, including performance of certain products and product categories, expectations regarding the remainder of 2017, and the markets and industry in which the Company operates. A copy of the presentation provided by Company management is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The presentation includes a financial measure that is not in conformity with accounting principles generally accepted in the United States (“GAAP”), referred to as a non-GAAP financial measure. Specifically, the presentation includes references to earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, other income (expense), mophie transaction costs, mophie fair value inventory write-up related to acquisition, mophie restructuring charges, mophie employee retention bonus, and impairment of intangible asset (“Adjusted EBITDA”). The Company considers Adjusted EBITDA to be an important financial indicator of the Company’s operational strength and the performance of its business. Adjusted EBITDA should not be construed as an alternative to any other measure of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing, and financing activities as there may be significant factors or trends that it fails to address. Adjusted EBITDA is presented because the Company believes that it is helpful to some investors as a measure of the Company’s operations. The Company cautions investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare results for the fiscal year and interim period with similar results from other reporting periods and with the results of other companies. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in the slide presentation to their most directly comparable GAAP financial measures as provided on the Company’s internet website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amended and Restated 2013 Equity Incentive Award Plan
99.1	Annual Stockholders Meeting Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017	ZAGG Inc

/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2013 Equity Incentive Award Plan
99.1	Annual Stockholders Meeting Presentation

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